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                                                                 EXHIBIT 10.20B


		    ESTERLINE TECHNOLOGIES CORPORATION
                    ----------------------------------

            CORPORATE MANAGEMENT INCENTIVE COMPENSATION PLAN
            ------------------------------------------------

			    FISCAL YEAR 1994
                            ----------------



PURPOSE OF PLAN
- ---------------

This Plan is intended to reward eligible officers and key employees of Esterline's corporate staff for successful management in fiscal year 1994. It is believed that the Plan will provide incentives to put forth maximum efforts to employ Esterline's assets effectively.

MEMBERSHIP IN PLAN
- ------------------

Officers and key employees of the Esterline corporate staff shall be eligible for membership in the Plan after appointment and return of a signed acceptance of the appointment letter.

The Plan may be modified, amended or terminated at any time; but any such modification, amendment or termination shall not, without a member's written consent, affect his/her incentive compensation accrued prior to such modification, amendment or termination of the Plan. Nothing in this Plan limits Esterline from exercising the right to terminate an employee at any time for any reason.

TERMS AND CONDITIONS
- --------------------
1.	Individual participants payouts will vary from 10% to 60%, as
	stipulated in his/her appointment letter, of fiscal year-end salary. These target nomination awards will be earned if earnings per share of $1.00 are achieved.

2.	Actual earnings per share will be as audited before extraordinary
	items for the year ending October 31, 1994.

3.	Awards will be pro-rated for performance and will be interpolated
	on the following basis.


	       EPS           	                   Award
        ---------------------           ------------------------------
	Below $1.00			Pro-rata share of target award
	At $1.00 performance		100% of target award
	120% or more of $1.00		150% of target award

4.	Actual individual payouts earned from earnings per share computations
	are limited to 150% of target nomination.

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5.	If directed, computed awards for officers may be further adjusted,
	up or down, by the Compensation & Stock Option Committee of the Board of Directors by an amount not to exceed greater than 25% of the computed award or target award for the Plan, whichever is greater.

6.	Payout of awards will be no later than March 1, 1995.

7.	If a Plan member is terminated for any reason other than death or
	disability prior to the end of fiscal 1994, he/she shall not receive the benefits provided by the Plan. (However, Esterline retains the right to grant a pro-rata award to a terminated employee, based upon salary earned prior to termination, except those terminated for cause.)

	a.	If the company in its sole discretion specifically determines
		that the employment of a Plan member has been terminated prior to the end of such fiscal year because of disability, the Plan member will be paid a pro-rata amount based on the time he/she was a Plan member prior to his/her termination for disability.

	b.	For any Plan member who dies prior to the end of Esterline's
		fiscal 1994, a pro-rata amount based on the time he/she was a Plan member prior to the date of death will be paid to his/her estate.

8.	An employee who becomes a Plan member as of a date after the beginning
	of Esterline's fiscal 1994 will be paid a pro-rata amount based on the time the employee participates in the Plan.




/s/ W. P. Hurlbut
- ---------------------------
Wendell P. Hurlbut
Chairman, President
and Chief Executive Officer


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		       ESTERLINE TECHNOLOGIES CORPORATION

 	  PAYOUT AS A % OF TARGET AWARD FOR VARIOUS EARNINGS PER SHARE

      CORPORATE MANAGEMENT FISCAL 1994 ANNUAL INCENTIVE COMPENSATION PLAN



		        Payout as a % of Target Award


	The following is a narrative description of graphic material contained in the paper format document:


	The graph illustrates the appropriate payout under the Corporate Management Fiscal 1994 Annual Incentive Compensation Plan as a percent of target award for various earnings per share levels. Earnings per share ranging from $0.00 per share to $3.00 per share is depicted on the "x" axis. Payout as a percent of target award ranging from 0% to 160% is depicted on the "y" axis.

	At $0.00 earnings per share, payout is 0% of target award. At $1.00 earnings per share, payout is 100% of target award. Payouts on earnings per share levels between $0.00 earnings per share and $1.00 earnings per share are plotted on a straight line. At $1.20 earnings per share (120% of target earnings per share), payout is 150% of target award (the maximum payout possible under the plan). Payouts on earnings per share levels between $1.00 earnings per share and $1.20 earnings per share are also plotted on a straight line.



- -	EPS is before extraordinary items

- -	Payout based on audited results but no later than March 1, 1996

- -	Awards will be pro-rated for performance and will be interpolated on
	the following basis.


	       EPS           	            Award
        -------------------     ------------------------------
	Below $1.00		Pro-rata share of target award
	At $1.00 performance	100% of target award
	120% or more of $1.00	150% of target award


- -	If directed, computed awards may be further adjusted, up or down, by
	the Compensation & Stock Option Committee of the Board of Directors by an amount not to exceed greater than 25% of the computed award or 25% of the target award for the Plan, whichever is greater.


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		      ESTERLINE TECHNOLOGIES CORPORATION
		    FORM 10-K REPORT FOR FISCAL YEAR ENDED
			      October 31, 1994



				   APPENDIX
                                   --------

			GRAPHIC AND IMAGE INFORMATION
                        -----------------------------

	Refer to narrative description of graphic material contained in
Exhibit 10.20b to the above report, in accordance with Section 232.304 of Regulation S-T.